UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☒     Definitive Additional Materials
☐     Soliciting Material Pursuant under Rule 14a-12

Stratus Properties Inc.

(Name of registrant as specified in its charter)
Not Applicable
(Name(s) of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

NEWS RELEASE
NASDAQ Symbol: “STRS”
Stratus Properties Inc.
212 Lavaca St., Suite 300
Austin, Texas 78701

LEADING INDEPENDENT PROXY ADVISORY FIRM ISS RECOMMENDS STRATUS SHAREHOLDERS VOTE ON STRATUS’ WHITE PROXY CARD

ISS Says REIT Conversion is “Worth Exploring”

Stratus Urges Shareholders to Vote “FOR” Both Its Highly Qualified Director Nominees, Jim Leslie and Neville Rhone, Jr.

AUSTIN, TX, May 20, 2021 - Stratus Properties Inc. (NASDAQ: STRS) (“Stratus” or the “Company”) today announced that Institutional Shareholder Services (“ISS”), a leading independent proxy advisory firm, recommends that Stratus shareholders vote on the Company’s WHITE proxy card in connection with the Company’s upcoming 2021 Annual Meeting of Shareholders (the “Annual Meeting”). ISS also recommends that shareholders not vote on the GOLD proxy card.

In its report, ISS highlighted the Company’s ongoing evaluation of a potential REIT conversion, noting that “the board's decision to explore a REIT conversion seems reasonable, particularly with new directors with relevant expertise in the boardroom.”1 ISS commented favorably on Stratus director Kate Henriksen’s REIT experience and stated that “shareholders should expect [Neville] Rhone, [Jr.], with his experience and insights as a real estate investor, to support the company’s transparent communication of its strategy over the near term.”

Commenting on the ISS report, William (“Beau”) H. Armstrong III, the Company’s Chairman, President and Chief Executive Officer, stated: “We are pleased with ISS’ recommendation that Stratus shareholders should vote on the WHITE proxy card and that ISS recognizes Stratus’ work towards refreshing our Board, including adding diverse directors with the appropriate expertise to help us enhance shareholder value for all of our investors.”

Stratus urges shareholders to follow the recommendations of ISS and vote on the WHITE proxy card. The Company recommends that shareholders vote “FOR” both of Stratus’ highly qualified director nominees, Messrs. Leslie and Rhone, and “FOR” the shareholder proposal to appoint an additional director, Laurie Dotter, to the Board.

Additional news and updates regarding Stratus’ Annual Meeting can be found on Stratus’ website, stratusproperties.com, or the Company’s proxy page, YourStratus.com. The Company’s Annual Meeting is scheduled to be held on June 4, 2021. Shareholders as of the record date, April 8, 2021, are entitled to vote at the Annual Meeting. Shareholders with questions should contact the Company’s proxy solicitor, Innisfree M&A Incorporated, at (877) 456-3442 (toll-free) or (212) 750-5833.
1 Permission to quote ISS was neither sought nor obtained.

REMEMBER: Simply discard any gold proxy card you may receive. If you have already voted using a gold proxy card, you can change your vote by using the WHITE proxy card to vote by telephone, Internet or by mail. Only your latest-dated vote will count.

About Stratus Properties Inc.

Stratus is a diversified real estate company engaged primarily in the acquisition, entitlement, development, management, and sale of commercial, and multi-family and single-family residential real estate properties, real estate leasing, and the operation of hotel and entertainment businesses located in the Austin, Texas area and other select, fast-growing markets in Texas.

Investor Contact

William H. Armstrong III
512-478-5788

Media Contacts

Sydney Isaacs / Jeremy Jacobs
Abernathy MacGregor
713-817-9346 / 212-371-5999
SRI@abmac.com / JRJ@abmac.com

Forward-Looking Statements

This press release contains forward-looking statements in which Stratus discusses factors it believes may affect its future performance. Forward-looking statements are all statements other than statements of historical fact. The words “anticipates,” “may,” “can,” “could,” “plans,” “believes,” “potential,” “possible,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “to be” and any similar expressions are intended to identify those assertions as forward-looking statements. Stratus cautions readers that forward-looking statements are not guarantees of future performance, and its actual results may differ materially from those anticipated, expected, projected or assumed in the forward- looking statements. Important factors that can cause Stratus’ actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, Stratus’ ability to continue to effectively develop and execute its strategy, the results of Stratus’ Board’s evaluation of a potential conversion to a REIT, the uncertain and ongoing impact of the COVID-19 pandemic, and other factors described in more detail under the heading “Risk Factors” in Stratus’ Annual Report on Form 10-K for the year ended December 31, 2020, filed with the U.S. Securities and Exchange Commission (SEC).

Investors are cautioned that many of the assumptions upon which Stratus' forward-looking statements are based are likely to change after the date the forward-looking statements are made. Further, Stratus may make changes to its business plans that could affect its results. Stratus cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, business plans, actual experience, or other changes.

Important Information

Stratus has filed with the SEC a definitive proxy statement and associated WHITE proxy card in connection with the solicitation of proxies for the Company's 2021 Annual Meeting. Details concerning the nominees of the Company's Board of Directors for election at the 2021 Annual Meeting are included in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, AND ASSOCIATED WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders are able to obtain a copy of the definitive proxy statement and other relevant documents filed by the Company free of charge from the SEC's website, www.sec.gov. The Company's shareholders are also able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to Stratus Properties Inc. at 212 Lavaca Street, Suite 300, Austin, TX 78701, or by calling the Company’s proxy solicitor, Innisfree M&A Incorporated, toll-free at (877) 456-3442.
____________________________

A copy of this release is available on Stratus' website, stratusproperties.com.

# # #

3